UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2007

ENERGROUP HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-32873	87-0420774
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12890 Hilltop Road
Argyle, Texas 76226
(Address of principal executive offices)

(972) 233-00300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Energroup Holdings Corporation (the "Company") amended its Articles of Incorporation through the filing of a Certificate of Amendment with the State of Nevada for the purpose of effecting a 1-for-4.6 reverse split of its common stock, par value $.001 ("Common Stock"). The action was approved by written consent of stockholders holding a majority of the Company’s outstanding Common Stock in lieu of a special meeting. As a result of the reverse split, the Company now has 422,756 shares of Common Stock outstanding. Commencing on December 14, 2007, the Common Stock is eligible for quotation on the OTC BB under the symbol ENHD.OB.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 3.1- Certificate of Amendment of Articles of Incorporation of Energroup Holdings Corporation, dated effective as of December 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energroup Holdings Corporation

	By:	/s/ Timothy P. Halter
Name: Timothy P. Halter
Title: President and Chief Executive Officer
Dated: December 14, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation of Energroup Holdings
Corporation, dated effective as of December 10, 2007.